SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2003

PACIFICARE HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21949	95-4591529
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

5995 Plaza Drive, Cypress, California 90630-5028
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (714) 952-1121

___________________________

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	The following exhibits are filed with this Report:

EXHIBIT NO.	DESCRIPTION

99.1	Press Release issued by the Company on July 31, 2003.

Item 9. Regulation FD.

     On July 31, 2003, PacifiCare Health Systems, Inc. (the “Company”) issued a press release providing clarification on the effect of the potential issuance of common stock in connection with its outstanding convertible debt. A copy of the press release is attached as Exhibit 99.1 to this current report and incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACIFICARE HEALTH SYSTEMS, INC.
Dated: August 4, 2003	By:	/s/ Peter A. Reynolds

Peter A. Reynolds Senior Vice President and Corporate Controller (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press Release issued by the Company on July 31, 2003.